United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 14, 2011	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 14, 2011, Comtech Telecommunications Corp. (“Comtech”) issued a press release announcing that Gerard R. Nocita will not be standing for re-election to Comtech’s Board of Directors at the upcoming Fiscal 2011 Annual Meeting of Stockholders.

Item 8.01              Other Events.

On November 14, 2011, Comtech also issued a press release announcing that it has filed with the Securities and Exchange Commission preliminary proxy materials with respect to its upcoming Fiscal 2011 Annual Meeting of Stockholders.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Comtech’s press release, dated November 14, 2011 announcing Gerard R. Nocita will not be standing for re-election to Comtech’s Board of Directors.
99.2	Letter from Gerard R. Nocita to Fred Kornberg, dated November 14, 2011.
99.3	Comtech’s press release, dated November 14, 2011 announcing the filing of preliminary proxy materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated: November 14, 2011

By:	/s/ Michael D. Porcelain
Name: Michael D. Porcelain
Title: Senior Vice President and
Chief Financial Officer